                                    AMENDMENT

          NINTH AMENDMENT TO THE SECURITIES PURCHASE AGREEMENT, dated as of March 31, 1995, by and among Olympic Financial Ltd., a Minnesota corporation (the "Company"), and each of the investors named on the Investor Schedule attached hereto (the "Investors").

                                   WITNESSETH:

          WHEREAS, the Company and the Investors are party to that certain Securities Purchase Agreement dated as of May 29, 1992, as amended by First Amendment dated as of August 11, 1992, Second Amendment dated as of October 19, 1992, Third Amendment dated as of September 14, 1993, Fourth Amendment dated as of November 22, 1993, Fifth Amendment dated as of August 29, 1994, Sixth Amendment dated as of September 9, 1994, Amendment dated December 28, 1994 and Eighth Amendment dated as of March 6, 1995 (as so amended, the "Securities Purchase Agreement");

          WHEREAS, the Company intends to adopt and amend certain stock option plans at its annual meeting to be held in May 1995 and has requested that the Investors agree to amend certain provisions of the Securities Purchase Agreement that will be affected by the adoption or the amendment of such plans and the issuance of shares of the Company's Common Stock pursuant to such plans; and

          WHEREAS, the Investors are willing to agree to such requested amendment on the terms set forth herein.

          NOW THEREFORE, in consideration of the covenants and agreements made herein, the parties hereto hereby agree to amend the Securities Purchase Agreement as follows:

          1.   AMENDMENT TO SECTION 11G OF THE SECURITIES PURCHASE AGREEMENT.

               SECTION 1.1. DELETION OF SECTION 11G. Section 11G of the Securities Purchase Agreement is deleted in its entirety.

          2.   MISCELLANEOUS.

               SECTION 2.1. SECURITIES PURCHASE AGREEMENT AMENDED. This Amendment shall be deemed to be an amendment to the Securities Purchase Agreement, and the Securities Purchase Agreement, as amended hereby, is hereby ratified, approved and confirmed in all respects. This Agreement shall be limited to the matters expressly set forth herein and shall not be deemed to amend or modify any other term or condition of the Securities Purchase Agreement or any other document incident thereto or to waive any right of any party thereunder. All references to the Securities Purchase Agreement in any other document, instrument, agreement or writing hereafter shall be deemed to refer to the Securities Purchase Agreement as amended hereby.

               SECTION 2.2. EFFECTIVENESS. This Amendment shall become effective when it has been executed and delivered by the Company, the holders of all outstanding Notes and the holders of all outstanding Warrants.

               SECTION 2.3. SUCCESSORS AND ASSIGNS ON TRANSFERABILITY. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

               SECTION 2.4. GOVERNING LAW. This Amendment and the rights and duties of the parties under this Amendment shall be governed by, and construed and interpreted in accordance with, the law of the State of New York, without regard to principles of conflicts of law.

               SECTION 2.5. COUNTERPARTS. This Amendment may be executed in two or more counterparts, each of which shall be deemed an original, and it shall not be necessary in making proof of this Amendment to produce or account for more than one such counterpart.

          IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date and year first above written.


                                  OLYMPIC FINANCIAL LTD.

                                  By     /s/ Jeffrey C. Mack
                                     ---------------------------------
                                       Jeffrey C. Mack
                                       Chairman, Chief Executive Officer and
                                       President

                                           DECLARATION OF TRUST FOR DEFINED
                                           BENEFIT PLANS OF ICI AMERICAN
                                           HOLDINGS INC.

                                           By:  Pecks Management Partners, Ltd.,
                                                its Investment Advisor


                                           By   /s/ Robert J. Cresci
                                                -----------------------------
                                                  Robert J. Cresci
                                                  Managing Director


                                           DECLARATION OF TRUST FOR DEFINED
                                           BENEFIT PLANS OF ZENECA HOLDINGS
                                           INC.

                                           By:  Pecks Management Partners Ltd.,
                                                its Investment Advisor


                                           By   /s/ Robert J. Cresci
                                                -----------------------------
                                                  Robert J. Cresci
                                                  Managing Director


                                           DELAWARE STATE EMPLOYEES'
                                           RETIREMENT FUND

                                           By:  Pecks Management Partners Ltd.,
                                                its Investment Advisor


                                           By   /s/ Robert J. Cresci
                                                -----------------------------
                                                  Robert J. Cresci
                                                  Managing Director

                                            BCI GROWTH, L.P.

                                            By:  Teaneck Associates
                                                 its General Partner


                                            By /s/ J. Barton Goodwin
                                               -------------------------------
                                                 J. Barton Goodwin
                                                 General Partner


                                            THE LINCOLN NATIONAL LIFE
                                            INSURANCE COMPANY

                                            By:  Lincoln National Investment
                                                 Management Company, as its
                                                 attorney-in-fact


                                            By /s/ Richard L. Corwin
                                               -------------------------------
                                                 Richard L. Corwin
                                                 Second Vice President

                                            SECURITY-CONNECTICUT LIFE
                                            INSURANCE COMPANY

                                            By:  Lincoln National Investment
                                                 Management Company, as its
                                                 attorney-in-fact


                                            By /s/ Richard L. Corwin
                                               -------------------------------
                                                 Richard L. Corwin
                                                 Second Vice President

                                  INVESTOR SCHEDULE


1.  Declaration of Trust for Defined Benefit Plans of ICI American
    Holdings Inc.

2.  Declaration of Trust for Defined Benefit Plans of ZENECA Holdings Inc.

3.  Delaware State Employees' Retirement Fund

4.  BCI Growth, L.P.

5.  The Lincoln National Life Insurance Company

6.  Security-Connecticut Life Insurance Company